UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

The Value Equity Portfolio

The Institutional Value Equity Portfolio,

The Growth Equity Portfolio,

The Institutional Growth Equity Portfolio

(collectively, the “Portfolios”)

June 16, 2014

To the Shareholders of Portfolios:

A Joint Special Meeting (the “Special Meeting”) of shareholders of the Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, July 18, 2014 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates and you must vote separately for each Portfolio.

The Board of Trustees of the Trust unanimously recommends a vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion

President

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

of

THE VALUE EQUITY PORTFOLIO

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

and

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

(collectively, the “Portfolios”)

of

HC CAPITAL TRUST

to be held on July 18, 2014

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Joint Special Meeting (the “Special Meeting”) of the shareholders of the Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, July 18, 2014, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Portfolios will be asked:

To approve or disapprove portfolio management agreements between the Trust and Parametric Portfolio Associates LLC relating to the respective Portfolios.

Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolios at the close of business on June 6, 2014 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the four series of the Trust identified in the table below (each a “Portfolio” or “Portfolio” and collectively, the “Portfolios”).

Proxies so solicited are intended for use at a joint special meeting of shareholders of the Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, July 18, 2014 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about June 18, 2014. Only shareholders of record of one or more of the Portfolios on June 6, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals (the “Proposals”) and the number of shares outstanding (“Record Date Shares”) for each Portfolio as of the Record Date:

Summary of Proposals	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio Associates LLC (“Parametric”).	The Value Equity Portfolio	HC Strategic Shares: 35,226,757.148 HC Advisors Shares: 67,732.199

Proposal 2

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Parametric.	The Institutional Value Equity Portfolio	HC Strategic Shares: 69,834,536.807 HC Advisors Shares: 96,453.302

Proposal 3

Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric.	The Growth Equity Portfolio	HC Strategic Shares: 40,984,648.459 HC Advisors Shares: 82,103.028

Proposal 4

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Parametric.	The Institutional Growth Equity Portfolio	HC Strategic Shares: 86,239,681.205 HC Advisors Shares: 116,055.158

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for that one Portfolio. Shareholders of each of the Portfolios will vote together on the respective proposals without regard to the class of shares held. Implementation of the several proposals listed above is not contingent on the approval of all proposals; each proposal that is approved by the affected Portfolio identified in the table will be implemented without regard to whether shareholders entitled to vote on any other proposal approve such other proposal.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2013, as well as its Semi-Annual Report to Shareholders, dated December 31, 2013, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). The Portfolios are each separate investment portfolios of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolios to achieve their overall investment objective.

The Board has approved the engagement of Parametric to serve each of the Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements with Parametric (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 4. In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolios. Appendices A-D of this Proxy Statement illustrate the impact that the new fee structure would have had on each Portfolio had they been in effect during the fiscal year ended June 30, 2013. The actual figures from fiscal year ended June 30, 2013 have been re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served each Portfolio during such period under the terms of the Proposed Agreement. Additional information concerning Parametric is set forth in a Specialist Managers Guide in Appendix E to this Proxy Statement.

PROPOSALS NO. 1-4:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of each of the Portfolios, and Parametric

The Adviser has recommended to the Board that it add Parametric as an adviser to each of the Portfolios. Parametric is a leading global asset management firm offering various alpha strategies and implementation services to individual and institutional investors around the world. Its implementation services and alpha strategies include: tax-managed core, custom overlay, passive and enhanced beta, centralized portfolio management, defensive equity, systemic alpha, risk parity, and options-based strategies. In particular, the Adviser recommended to the Board that it believed that the Portfolios would benefit from having access to Parametric’s “defensive equity” strategy which is specifically designed to use equity index exposure, US Treasury bills, equity index call options and equity index put options in order to provide attractive relative returns compared to the S&P 500 in flat and down markets. While the Adviser believes that it would be valuable to have access to this strategy available in each of the Portfolios should market conditions shift so that the Adviser believes that a defensive approach would be advantageous, it does not intend to allocate any assets to Parametric initially.

At a meeting of the Board held on June 5, 2014, the Board approved the terms of the portfolio management agreements between the Trust, on behalf of each of the Portfolios, and Parametric (the “Proposed Agreements” and each a “Proposed Agreement”).

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreements are not approved by any Portfolio’s shareholders, the current Specialist Managers will continue to manage that Portfolio. Once implemented, each of the Proposed Agreements will remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. The total percentage of each Portfolio to be managed by Parametric would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about Parametric is set forth in the Specialist Managers Guide in Appendix E, below. Information about each of the Portfolios and the terms and conditions of the Proposed Agreements, including a comparison of the current and proposed fee structures, is also set forth below and a copy of the form of Proposed Agreement appears in this Proxy Statement as Exhibit A.

In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolios. Appendices A-D of this Proxy Statement illustrate the impact that the new fee structures would have had on each Portfolio had they been in effect during the fiscal year ended June 30, 2013. The actual figures from fiscal year ended June 30, 2013 have been re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served each Portfolio during such period under the terms of the Proposed Agreements.

The fees that will be payable to Parametric under the Proposed Agreements will be higher that the fees currently being paid to certain of the current Specialist Managers for the Portfolios. As a result, it is expected that the overall advisory fees to be paid by these Portfolios may increase if the Proposed Agreements are approved, depending on the allocation of assets amongst the various Specialist Managers.

For more information on the fees and expenses of each of the Portfolios, see the pro-forma fee and expense tables in the Appendices to this Proxy Statement as follows:

Appendix:	Pro-forma Fees and Expenses of:
Appendix A	The Value Equity Portfolio
Appendix B	The Institutional Value Equity Portfolio
Appendix C	The Growth Equity Portfolio
Appendix D	The Institutional Growth Equity Portfolio

If approved by shareholders, each of the Proposed Agreements will remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. A copy of the form of Proposed Agreement appears in this Proxy Statement as Exhibit A. Information about Parametric is set forth in the Specialist Managers Guide in Appendix E, below.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 1

SHAREHOLDERS OF THE INSTITUTIONAL VALUE EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 2

SHAREHOLDERS OF THE GROWTH EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 3

AND

SHAREHOLDERS OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 4

Factors Considered by the Board in Approving the Proposals.

At a meeting on June 5, 2014, the Board, including a majority of the Independent Trustees, considered and approved, subject to the approval of the shareholders of each of the Portfolios, the Proposed Agreements relating to the Portfolios. In connection with its deliberations, the Board requested and received a range of information from Parametric about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the Proposed Agreements was in the best interests of the Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each of the Portfolios, the role of the various Specialist Managers serving the Portfolios, and the potential benefits of engaging Parametric to manage a portion of each Portfolio’s assets using its “defensive equity” strategies.

The Board also considered information provided to it by the Adviser and Parametric with respect to the nature and quality of the services to be provided by Parametric, its performance record in managing investment accounts similar to each of the Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Agreements, including fees payable to Parametric.

The information received from the Adviser included the Adviser’s overall evaluation of Parametric, the investment style that the Adviser expects Parametric to bring to its assignments and the Adviser’s expectations for the Portfolios and the types of circumstances that may lead the Adviser to recommend changes in the level of assets to the style assigned to Parametric.

In summary, the Board concluded that the implementation of the Proposed Agreements would be in the best interests of the Trust and the shareholders of each of the Portfolios. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Parametric’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Parametric, the Board had before it information that it received from the Adviser and Parametric with respect to Parametric’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board further considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. In concluding that the services to be provided by Parametric were reasonably likely to benefit each of the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Parametric to carry out the investment policies of the Portfolios and to ensure continuity in its investment strategies.

The Board also determined that the rates at which Parametric would be compensated for its services under the Proposed Agreements were reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to each of the Portfolios managed by other investment advisers (the “peer group”) and with information from Parametric regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolios and of the Trust as a whole and the fact that the rate at which Parametric was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board was aware of the fact that implementing the proposed engagement could result in an increase in the overall advisory fees paid by the Portfolios but balanced such increases against the Adviser’s recommendation that access to the portfolio management strategies employed by Parametric would benefit each of the Portfolios. The Board also recognized that the overall levels of advisory fees experienced by the Portfolios depend upon the manner in which the assets of those Portfolios are allocated among their various Specialist Managers. Additionally, the Board considered that economies of scale are reflected in the advisory fee break point of $50 million.

Further, the Board noted that Parametric Minneapolis, an affiliate of Parametric, will receive “soft dollar” credits on electronically traded ETFs and listed options, two of the types of securities used in Parametric’s Defensive Equity strategy. The Board was advised by Parametric that it would expect the costs associated with trading to be unchanged if such soft dollar arrangements were terminated. The Board also considered the fact that the Portfolios may benefit from such arrangements by allowing Parametric Minneapolis to access portfolio management data.

In concluding that the engagement of Parametric would be appropriate and, further, that approval of the Proposed Agreements was in the best interests of shareholders of each of the Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Portfolios are generally available only to such clients. The Board also had before it information to the effect that Parametric would be responsible only for the day-to-day investment decisions for that portion of the assets of the Portfolios allocated to them. Moreover, the Board was informed that Parametric would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Parametric, referencing the expected investment style, the experience of the personnel expected to be assigned to the Portfolios and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

Information About the Proposed Agreements Relating to the Portfolios.

The Proposed Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The proposed agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.

Under the terms of the Proposed Agreements, Parametric shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.35% of the first $50 million of the Combined Assets (as defined below) and 0.25% on Combined Assets over $50 million. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time. When the Combined Assets exceed the $50 million break point, the lower fee level on assets greater than $50 million will be applied pro rata among all participating accounts.

For more information on the fees and expenses of the Portfolios, see the pro-forma fee and expense tables in Appendices A-D.

With respect to duration and termination, the Proposed Agreements each provide that they shall continue in effect for a period of two years from the date on which they become effective. The Proposed Agreements will remain in effect thereafter from year to year for so long as each agreement’s continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the proposals are approved, the Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreements are not approved by any Portfolio’s shareholders, the current Specialist Managers will continue to manage that Portfolio.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of each Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of that Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions.    Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager Portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2013, the Adviser received advisory fees from the Portfolios in the following amounts:

The Value Equity Portfolio	$342,000
The Institutional Value Equity Portfolio	$526,000
The Growth Equity Portfolio	$365,000
The Institutional Growth Equity Portfolio	$555,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 11, 2014.

Information about the Other Specialist Managers.

The Value Equity Portfolio.    The Value Equity Portfolio is currently managed by four (4) Specialist Managers: AllianceBernstein L.P. (“AllianceBernstein”); Institutional Capital, LLC (“ICAP”), Mellon Capital Management Corporation (“Mellon Capital”), and Cadence Capital Management LLC (“Cadence”). AllianceBernstein’s principal offices are located at 1345 Avenue of the Americas, New York, NY, 10105. ICAP’s principal offices are located at 225 West Wacker, Chicago, IL 60606. Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Cadence’s principal offices are located at 265 Franklin Street, 11th Floor, Boston, MA 02110.

The Institutional Value Equity Portfolio.    The Institutional Value Equity Portfolio is currently managed by five (5) Specialist Managers: AllianceBernstein; ICAP; Pacific Investment Management Company LLC (“PIMCO”); Mellon Capital; and Cadence. PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Growth Equity Portfolio.    The Growth Equity Portfolio is currently managed by four (4) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); Cadence and Mellon Capital. SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio.    The Institutional Growth Equity Portfolio is currently managed by five (5) Specialist Managers: SGA; PIMCO; Jennison; Cadence and Mellon Capital.

Administration and Related Services.    Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services.    Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement most recently approved by the Board on March 11, 2014. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: June 16, 2014

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio (“Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Parametric will be compensated under the Proposed Agreements may in certain circumstances be higher, lower or equal to the fees currently paid to the other Specialist Managers. As a result, when assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served the Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $680 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 30% to AllianceBernstein, 15% to ICAP, 4% to Mellon Capital, and 51% to Cadence. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 30% to AllianceBernstein, 15% to ICAP, 4% to Mellon Capital, 51% to Cadence and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.24%	0.24%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.30%	0.30%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$31	$31
3 years	$97	$97
5 years	$169	$169
10 years	$381	$381

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.6 million.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 30% to AllianceBernstein, 15% to ICAP, 4% to Mellon Capital, and 51% to Cadence. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 30% to AllianceBernstein, 15% to ICAP, 4% to Mellon Capital, 51% to Cadence and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.55%	0.55%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$56	$56
3 years	$176	$176
5 years	$307	$307
10 years	$689	$689

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio (“Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Parametric will be compensated under the Proposed Agreements may in certain circumstances be higher, lower or equal to the fees currently paid to the other Specialist Managers. As a result, when assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served the Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $937 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 34% to AllianceBernstein, 14% to ICAP, 0% to PIMCO, 4% to Mellon Capital, and 48% to Cadence. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 34% to AllianceBernstein, 14% to ICAP, 0% to PIMCO, 4% to Mellon Capital, 48% to Cadence and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.31%	0.31%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$32	$32
3 years	$100	$100
5 years	$174	$174
10 years	$393	$393

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $2 million.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 34% to AllianceBernstein, 14% to ICAP, 0% to PIMCO, 4% to Mellon Capital, and 48% to Cadence. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: % to AllianceBernstein, % to ICAP, % to PIMCO, % to Mellon Capital, % to Cadence and % to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.56%	0.56%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$57	$57
3 years	$179	$179
5 years	$313	$313
10 years	$701	$701

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio (“Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Parametric will be compensated under the Proposed Agreements may in certain circumstances be higher, lower or equal to the fees currently paid to the other Specialist Managers. As a result, when assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served the Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $736 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 17% to SGA, 30% to Jennison, 0% to Cadence and 53% to Mellon Capital. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 17% to SGA, 30% to Jennison, 0% to Cadence, 53% to Mellon Capital and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.22%	0.22%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.28%	0.28%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$29	$29
3 years	$90	$90
5 years	$157	$157
10 years	$356	$356

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.5 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 17% to SGA, 30% to Jennison, 0% to Cadence and 53% to Mellon Capital. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 17% to SGA, 30% to Jennison, 0% to Cadence, 53% to Mellon Capital and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.53%	0.53%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$54	$54
3 years	$170	$170
5 years	$296	$296
10 years	$665	$665

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio (“Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Parametric will be compensated under the Proposed Agreements may in certain circumstances be higher, lower or equal to the fees currently paid to the other Specialist Managers. As a result, when assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

In September 2013, certain changes were made to the roster of Specialist Managers serving the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013, with the advisory fees that would have been incurred during such periods had Parametric served the Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $1.1 billion.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 6% to SGA, 12% to PIMCO, 29% to Jennison, 0% to Cadence and 53% to Mellon Capital. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 6% to SGA, 12% to PIMCO, 29% to Jennison, 0% to Cadence, 53% to Mellon Capital and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.21%	0.21%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.27%	0.27%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$28	$28
3 years	$87	$87
5 years	$152	$152
10 years	$343	$343

HC Advisors Shares.

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $2 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2013, re-stated to reflect the Specialist Manager changes in September 2013 by using the Specialist Manager allocations that were in effect as of December 31, 2013.

As of December 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 6% to SGA, 12% to PIMCO, 29% to Jennison, 0% to Cadence and 53% to Mellon Capital. For the fee table if Parametric is approved, the figures shown assume an initial allocation of: 6% to SGA, 12% to PIMCO, 29% to Jennison, 0% to Cadence, 53% to Mellon Capital and 0% to Parametric. When assets are allocated to Parametric, the overall management fee payable by the Portfolio may increase.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.21%	0.21%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.52%	0.52%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples.    The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$53	$53
3 years	$162	$162
5 years	$291	$291
10 years	$653	$653

APPENDIX E

SPECIALIST MANAGERS GUIDE

The following provides additional information about Parametric.

Parametric Portfolio Associates LLC (“Parametric”) is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2014, Parametric had approximately $121.6 billion in assets under management. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). Eaton Vance through its wholly owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains voting control of Parametric and Profit and Capital interests of 92% and 97%, respectively. Parametric Portfolio LP (“PPLP”), maintains an indirect Profit and Capital ownership interest in Parametric of 8% and 3%, respectively. The business address of Eaton Vance, EVA and EVA Holdings, LLC is Two International Place, Boston, MA 02110. The business address of Parametric and PPLP is 1918 Eighth Ave, Seattle, WA 98101.

Under the terms of each Proposed Agreement, Parametric shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.35% of the first $50 million of the Combined Assets (as defined below) and 0.25% on Combined Assets over $50 million. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time. The Portfolio Managers for each of the Portfolios are expected to be Jay Strohmaier, CFA, Dan Wamre, CFA, Alex Zweber, CFA, and, as needed, Richard Fong.

Jay Strohmaier, CFA, returned to Parametric in 2009*. Mr. Strohmaier has extensive experience with futures and options-based strategies and has been active in the investment industry since 1984. As a Sr. Portfolio Manager, he leads a team of investment professionals responsible for designing, trading and managing overlay portfolios with an emphasis on Defensive Equity, hedging, and other asymmetric strategies. Prior to rejoining Parametric , Mr. Strohmaier worked for Cargill, Peregrine Capital Management, and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing, and client service. He holds a BS degree in Agricultural Economics from Washington State University and MS in Applied Economics from the University of Minnesota. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Daniel Wamre, CFA, joined Parametric in 1995* working part-time in the company’s internship program and started full-time in 1998. As a Portfolio Manager, he is responsible for leading a team of investment professionals responsible for designing, trading, and managing overlay portfolios. Mr. Wamre has extensive experience helping clients and consultants manage portfolio exposures and risk through futures and options-based strategies. He earned a BS from North Dakota State University and an MBA in finance from the University of Minnesota. Prior to joining Parametric , Mr. Wamre spent four years as a Platoon Commander/Executive Officer in the United States Marine Corps. Upon completion of graduate school, Mr. Wamre spent ten months working as a commercial banking credit analyst for U.S. Bank in Minneapolis. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Alex Zweber, CFA, joined Parametric in 2006. As a Portfolio Manager, Mr. Zweber is responsible for the design and implementation of several of Parametric’s options-based risk management solutions, including the Defensive Equity strategy. Additionally, he conducts research in the areas of option modeling, scenario analysis, stress testing and portfolio construction in support of existing investment strategies, as well as potential new product offerings. Mr. Zweber has considerable experience with both futures and options-based solutions, and works closely with institutional clients and consultants to address investment and overlay servicing needs. Mr. Zweber holds a BA in Economics from Macalester College. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Richard Fong joined Parametric in 2010* as an Investment Analyst, and in 2013 he was promoted to Assistant Portfolio Manager. His current responsibilities include designing, trading and managing overlay portfolios

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in the Policy Implementation Overlay (PIOS®) program. He also assists as necessary in the options area. Mr. Fong holds an undergraduate BA degree in Financial Economics from Gustavus Adolphus College. He is a CFA charterholder and a member of the CFA Society of Minnesota.

*Reflects the year the employee was hired by The Group, which was acquired by Parametric Portfolio Associates LLC on December 31, 2012.

The address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. The name and principal occupation of each of the principal executive officers and each director of Parametric are set forth in the chart below. Each such individual has the same business address as Parametric.

Name	Principal Occupation
David Morris Stein	Manager, CIO
Brian Dean Langstraat	Manager, CEO
Thomas E. Faust, Jr.	Manager
Aaron William Singleton	Manager, CFO
Laurie Greenwald Hylton	Manager
Christine Carr Smith	Manager, CAO
Deborah Anne Lamb	Chief Compliance Officer

Parametric does not act as an investment advisor with respect to any other funds that have investment objectives similar to one or more of the Portfolios.

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EXHIBIT A

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [            ] Equity Portfolio

AGREEMENT made this             day of             , 2014, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers twenty series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The [            ] Equity Portfolio of the Trust (“Portfolio”) and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.        Appointment of Portfolio Manager.    The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.        Duties of Portfolio Manager.    (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or

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sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.        Portfolio Transaction and Brokerage.    In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.        Expenses and Compensation.    Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other

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costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.35% of the first $50 million of the Combined Assets; and 0.25% on Combined Assets over $50 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of the net assets of that portion of each of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio of the Trust allocated to the Portfolio Manager from time-to-time.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.        Limitation of Liability and Indemnification.    (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, [proxy statement or information statement] and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

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(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.        Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

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7.        Duration, Termination and Amendments.    This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.        Confidentiality; Use of Name.    Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

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9.        Representation, Warranties and Agreements of Portfolio Manager.    Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.        Status of Portfolio Manager.    The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any

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person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.        Service to Other Clients.    It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.        Inside Information.    Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.        Proxies.    Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15.        Class Actions.    The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.        Counterparts and Notice.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman, Vice President & Treasurer

The HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Minneapolis Investment Center

Attention: Chief Investment Officer,

3600 Minnesota Drive, Suite 325,

Minneapolis, MN 55435

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17.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By:
Name: Title: Date:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Equity Portfolio)

By:
Name: Title: Date:

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PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76436-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE VALUE EQUITY PORTFOLIO - ADVISORS

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76437-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76438-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE INSTITUTIONAL VALUE EQ PORTFOLIO - ADVISORS

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76439-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76440-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE GROWTH EQUITY PORTFOLIO - ADVISORS

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76441-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76442-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE INSTITUTIONAL GROWTH EQ PORTFOLIO - ADVISORS

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

4.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76443-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76436-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE VALUE EQUITY PORTFOLIO - STRATEGIC

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76437-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76438-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE INSTITUTIONAL VALUE EQ PORTFOLIO - STRATEGIC

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76439-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76440-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE GROWTH EQUITY PORTFOLIO - STRATEGIC

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76441-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76442-S20159 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE INSTITUTIONAL GROWTH EQ PORTFOLIO - STRATEGIC

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

4.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Parametric Portfolio Associates LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

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M76443-S20159

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

JULY 18, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 18, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.